POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Jaeger and Thomas L. Callicutt, Jr., or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.

         Hereby executed by the following persons in the capacities indicated on the 8th day of March, 1996.
       ---       -------

IAN ARNOF                                       /s/ IAN ARNOF
President and Chief Executive Officer
    and Director

HERMAN MOYSE, JR                               /s/ HERMAN MOYSE, JR
Chairman of the Board

THOMAS C. JAEGER                               /s/ THOMAS C. JAEGER
Executive Vice President
    and Chief Financial Officer

THOMAS L. CALLICUTT, JR.                       /s/ THOMAS L. CALLICUTT, JR.
Senior Vice President, Controller and
  Principal Accounting Officer

JAMES J. BAILEY III                            /s/ JAMES J. BAILEY III
Board Member

JOHN W. BARTON                                 /s/ JOHN W. BARTON
Board Member

SYDNEY J. BESTHOFF III                         /s/ SYDNEY J. BESTHOFF III
Board Member

ROBERT H. BOLTON
Board Member

MARY ELLEN CHAVANNE                            /s/ MARY ELLEN CHAVANNE
Board Member

FRANCES B. DAVIS                               /s/ FRANCES B. DAVIS
Board Member

ROBERT C. CUDD III                             /s/ ROBERT C. CUDD III
Board Member

LAURANCE EUSTIS, JR.                           /s/ LAURANCE EUSTIS, JR.
Board Member

WILLIAM P. FULLER                              /s/ WILLIAM P. FULLER
Board Member

ARTHUR HOLLINS III                             /s/ ARTHUR HOLLINS III
Board Member

F. BEN JAMES, JR.                              /s/ F. BEN JAMES, JR.
Board Member

ERIK F. JOHNSEN                                /s/ ERIK F. JOHNSEN
Board Member

J. MERRICK JONES, JR.                          /s/ J. MERRICK JONES, JR.
Board Member

EDWIN LUPBERGER                                /s/ EDWIN LUPBERGER
Board Member

HUGH G. MCDONALD, JR.                          /s/ HUGH G. MCDONALD, JR.
Board Member

SAUL A. MINTZ                                  /s/ SAUL A. MINTZ
Board Member

O. MILES POLLARD, JR.                          /s/ O. MILES POLLARD, JR.
Board Member

G. FRANK PURVIS, JR.                           /s/ G. FRANK PURVIS, JR.
Board Member

THOMAS H. SCOTT                                /s/ THOMAS H. SCOTT
Board Member

EDWARD M. SIMMONS                              /s/ EDWARD M. SIMMONS
Board Member

H. LEIGHTON STEWARD                            /s/ H. LEIGHTON STEWARD
Board Member

JOSEPH B. STOREY
Board Member

ROBERT A. WEIGLE                               /s/ ROBERT A. WEIGLE
Board Member